UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

–––––––––––––

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

3 Manhattanville Road, Purchase, NY (Address of Principal Executive Offices)	10577 (Zip Code)

Registrant's telephone number, including area code: (914) 272-8080

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed to include disclosures that amend and supplement those disclosures made by Retail Opportunity Investments Corp. (the "Company"), in its Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission on February 23, 2011, as set forth below. The financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 17, 2011, a subsidiary of the Company completed the acquisition of three shopping centers, Desert Springs Marketplace, Mills Shopping Center and Nimbus Winery Shopping Center, located in Palm Desert, CA, Rancho Cordova, CA and Rancho Cordova, CA, respectively (collectively, the “Properties”), from Lakha Properties-Sacramento, LLC, Lakha Properties-Sacramento II, LLC and Lakha Properties-Palm Desert, LLC (collectively, the “Sellers”), unaffiliated third parties.  The Company obtained ownership of the Properties pursuant to a Conveyance in Lieu of Foreclosure Agreement, dated as of January 28, 2011, by and among the Sellers, Lakha Investments Co, LLC (together with the Sellers, “Borrowers”) and Amin S. Lakha (“Guarantor”), documenting defaults of four loans secured by the Properties (“Loans”) and the voluntary transfer through grant deeds in lieu of foreclosure of the Properties. The consideration for the title to the Lakha Properties included additional payments of approximately $2.3 million of costs. The aggregate balance of the Loans on the Company’s consolidated balance sheet at December 31, 2010 was approximately $50.0 million.

In connection with the acquisitions of the Properties, the Company filed the Original Form 8-K describing the acquisitions.  The Company is now filing this Amendment to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, to amend and supplement the disclosures in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

Desert Springs Marketplace

•	Independent Auditors’ Report
•	Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010
•	Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010

(b)      Financial Statements of Business Acquired.

Mills Shopping Center

•	Independent Auditors’ Report
•	Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010
•	Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010

(c)      Financial Statements of Business Acquired.

Nimbus Winery Shopping Center

•	Independent Auditors’ Report
•	Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010
•	Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2010

(d)      Pro Forma Financial Information.

•	Pro Forma Consolidated Balance Sheet as of December 31, 2010 (Unaudited)

•	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010 (Unaudited)
•	Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(e)      Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditor.

99.1	Financial statements and pro forma financial information referenced above under paragraphs (a), (b), (c) and (d) of this Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated: April 15, 2011	By:	/s/ John B. Roche
John B. Roche Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Auditor.

99.1	Financial Statements of Properties Acquired and Pro Forma Financial Information.